THE GEORGE PUTNAM FUND OF BOSTON

              PROSPECTUS SUPPLEMENT DATED JANUARY 13, 1997
                 TO PROSPECTUSES DATED NOVEMBER 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                       Year       (at least 5 years)
                       -----      -------------------------

Edward P. Bousa                   Employed as an investment
Senior Vice President  1994       professional by Putnam
                                  Management since October,
                                  1992.          Prior to October, 1992,
                                                 Mr. Bousa was Vice President
                                                 and Portfolio Manager at
                                                 Fidelity Investments.

Kenneth J. Taubes                 Employed as an investment
Senior Vice President  1993       professional by Putnam
                                  Management since 1991.

Rosemary H. Thomsen               Employed as an investment
Senior Vice President  1995       professional by Putnam
                                  Management since 1986.

Robert M. Paine                   Employed as an investment
Senior Vice President  1996       professional by Putnam
                                  Management since 1987.




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